UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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Ovid Therapeutics Inc.

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  *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 7, 2019. Meeting Information OVID THERAPEUTICS INC. Meeting Type: Annual Meeting For holders as of: April 10, 2019 Date: June 7, 2019 Time: 11:00 AM EDT Location: Ovid Therapeutics Inc. 1460 Broadway, Suite 15044 New York, NY 10036 You are receiving this communication because you hold shares in the company named above.   This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. OVID THERAPEUTICS INC. 1460 BROADWAY, SUITE 15044 NEW YORK, NY 10036 ATTN: DANIELLE MANN E76286-P20208 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1)

Voting Items The ard of Directors recommends you vote FOR the following: 1. Election of one Class II director to hold office until the 2022 Annual Meeting of Stockholders.  Nominee: 1a. Bart Friedman   Directors recommends you vote FOR the following proposal: 2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.  NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominee for the Board of Directors listed in Proposal 1 and FOR Proposal 2, ratification of KPMG LLP as our independent registered public accounting firm. E76288-P20208